                                                                    EXHIBIT 10.3
AMAGEN

                                          FREESTANDING DIALYSIS CENTER AGREEMENT
--------------------------------------------------------------------------------
     This Agreement ("Agreement"), between Amgen USA Inc. ("Amgen") and National Medical Care, Inc. including all subsidiaries and affiliates that are at least fifty and one-tenth percent (50.10%) owned by National Medical Care, Inc. and listed on Appendix B (collectively, "NMC"), sets forth the terms and conditions for the purchase of EPOGEN(R) (Epoetin alfa) and Aranesp(TM) (darbepoetin alfa) (collectively, "Products") by NMC, exclusively for the treatment of dialysis patients.

1. TERM OF AGREEMENT. The "Term" of this Agreement shall be defined as January 1, 2002 ("Commencement Date") through December 31, 2003 ("Termination Date").

2. QUALIFIED PURCHASES. All terms contained herein apply only to purchases made hereunder, as confirmed by Amgen ("Qualified Purchases"), by NMC and, subject to the terms of Section 11, all Affiliates (as such term is defined in Section 11 below) opened, acquired, or managed by NMC during the Term, for so long as such Affiliates remain at least fifty and one-tenth percent (50.10%) owned or managed by National Medical Care, Inc., through wholesalers chosen by NMC and authorized by Amgen to participate in the program ("Authorized Wholesalers") or directly from Amgen. In addition, and also subject to the terms of Section 11, Renaissance Health Care, Inc., Optimal Renal Care, L.L.C., Integrated Renal Care of the Pacific, and/or any joint venture of NMC in which NMC holds at least a fifty and one-tenth percent (50.10%) ownership interest, will also be eligible to participate, although not required to purchase under this Agreement. Amgen agrees to reasonably approve Authorized Wholesalers requested by NMC. The option to purchase on a direct basis from Amgen is subject to receipt and approval, not to be unreasonably withheld, of an "Application for Direct Ship Account".

3.   PRICING. See Appendix A.

4. PAYMENT TERMS. The terms and conditions of this Agreement shall apply whether NMC and/or Affiliates purchase Products through an Authorized Wholesaler or from Amgen directly.

5. DISCOUNT. Amgen will pay discounts and incentives in accordance with the schedule and terms set forth in Appendix A attached hereto.

6. PAYMENT OF DISCOUNTS. Any discount (hereinafter defined as including a discount at time of purchase, rebate, incentive or other concession impacting the total pricing of a Product) earned hereunder which is applicable to purchases of EPOGEN(R) shall be calculated in accordance with this Agreement, based on Qualified Purchases, using [*] as the basis for the calculation price, and shall be paid in the form of a [*] to National Medical Care Inc.'s corporate headquarters, except as otherwise provided hereunder. Any discount earned hereunder which is applicable to purchases of Aranesp(TM) used to treat dialysis patients shall be calculated in accordance with this Agreement, based on Qualified Purchases, using [*] as the basis for the calculation price. NMC and Affiliates shall make available to Amgen any records concerning NMC's and Affiliates' purchase amounts that Amgen or its auditors may reasonably request for purposes of verifying discounts. [*]. In the event of a discrepancy between data provided by NMC and that provided by an Authorized Wholesaler, verifiable data submitted by NMC shall be used. Amgen will use its best efforts to make any discount (excluding discounts at time of purchase) pursuant to this Agreement available in accordance with the terms referenced in Appendix A. Availability of discounts is contingent upon Amgen receiving all relevant purchase data from all Authorized Wholesalers designated by NMC, in a form reasonably acceptable to Amgen, detailing NMC's and Affiliates' Qualified Purchases of Products for the relevant period, along with any other data required by the terms of Appendix A. In the event of any purchases directly from Amgen, all such purchase data shall be included in the calculation of all discounts. In no event shall Amgen pay any discount on Products distributed by NMC or Affiliates to non-Affiliates of NMC. In the event that Amgen is notified in writing that National Medical Care, Inc. and/or any of its subsidiaries or Affiliates (the "Acquiree") is acquired by another entity or a change of control otherwise occurs with respect to the Acquiree, any discount or rebate which may have been earned and vested hereunder prior to the effective date of the acquisition shall be paid in the form of a [*] to National Medical Care Inc.'s corporate headquarters subject to the conditions described herein.

7. TREATMENT OF DISCOUNTS. The parties agree that they will account for any discount or rebate earned hereunder in a way that complies with all applicable federal, state, and local laws and regulations, including without limitation, Section 1128B(b) of the Social Security Act and its implementing regulations, and if required by such statutes or regulations
     (a) claim the benefit of such discount received, in whatever form, in the fiscal year in which such discount was earned or the year after, (b) fully and accurately report the value of such discount in any cost reports filed under Title XVIII or Title XIX of the Social Security Act, or

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                     FREESTANDING DIALYSIS CENTER AGREEMENT
--------------------------------------------------------------------------------

     a state health care program, and (c) provide, upon request by the U.S. Department of Health and Human Services or a state agency or any other federally funded state health care program, the information furnished by Amgen concerning the amount or value of such discount. NMC agrees that it will advise all Affiliates, in writing, of any discount received by National Medical Care's corporate headquarters hereunder with respect to purchases made by such Affiliates and that NMC will advise said Affiliates as to their requirement to account for any such discount in accordance with the above stated requirements.

8. COMMITMENT TO PURCHASE. NMC and Affiliates agrees to purchase EPOGEN(R) for all of its dialysis use requirements in the United States, Puerto Rico and Guam for recombinant human erythropoietin. Amgen agrees to make such EPOGEN(R) available to NMC and Affiliates through its Authorized Wholesalers or directly from Amgen. In addition to other remedies available to NMC and Affiliates, NMC and Affiliates may purchase another brand of recombinant human erythropoietin for its dialysis use requirements in the United States, Puerto Rico and Guam if, and only if, NMC and/or any Affiliates have informed Amgen, in writing, that NMC and Affiliates are unable to acquire sufficient amounts of EPOGEN(R) to meet NMC's and Affiliates' reasonable dialysis use requirements, and Amgen by itself, or through its Authorized Wholesalers, is actually unable to supply NMC and Affiliates with their reasonable dialysis use requirements of EPOGEN(R) within the time period reasonably required by NMC and Affiliates, which, in no event will be less than five (5) business days after Amgen's receipt of NMC's and Affiliates' written notice. If the preceding requirements are met, NMC and Affiliates will only be allowed to purchase another brand of recombinant human erythropoietin for the time period, and to the extent, that Amgen is unable to provide NMC and Affiliates with EPOGEN(R) to meet NMC's and Affiliates' reasonable dialysis use requirements.

9. OWN USE. NMC hereby certifies that Products purchased hereunder will be for the "own use" by NMC and the Affiliates of NMC. NMC hereby further certifies that all of the Products purchased hereunder shall be for the exclusive use of treating dialysis patients.

10. AUTHORIZED WHOLESALERS. A complete list of NMC's and Affiliates' current Authorized Wholesalers, through which NMC and Affiliates may purchase Products hereunder is attached as Appendix C. NMC and Affiliates agree to promptly provide Amgen with any additions, deletions, or changes to the initial list of Authorized Wholesalers. Amgen requires no less than 30 days notice before the effective date of change for any addition or deletion of Authorized Wholesalers hereunder. Any proposed changes to the initial list of Authorized Wholesalers must be in writing and are subject to reasonable approval by Amgen.

11. SUBSIDIARIES AND AFFILIATES. Within thirty (30) days of execution of this Agreement, NMC shall provide a current listing of all affiliates, and other entities, that will be participating in this Agreement, designating which affiliates are owned and/or managed by NMC. Affiliates so designated by NMC and approved by Amgen will be deemed "Affiliates" for the purposes of this Agreement. Subsequent to approval and acceptance by Amgen, a list of Affiliates shall be attached to this Agreement as Appendix B and incorporated herein. Only those Affiliates approved by Amgen and referenced in Appendix B will be eligible to participate under this Agreement. Any NMC managed Affiliate, or other entity with an existing contract, may participate in either their existing agreement with Amgen, or this Agreement, but not both. Each managed Affiliate or entity must declare under which single Amgen contract it will participate. Only Qualified Purchases under this Agreement will be used in the calculation of pricing, discounts or other incentives under this Agreement. NMC will notify Amgen of changes to Appendix B, and the effective date of change. Such effective date of change may not be earlier than the date the notice is received by Amgen. Any proposed change to Appendix B will be subject to the reasonable approval of Amgen based upon Amgen's then current legal and contractual requirements, and such proposed affiliate's classification as a freestanding dialysis center or a home dialysis support facility.

12. TERMINATION. If either party materially breaches this Agreement, then the other party may terminate this Agreement upon thirty (30) days advance written notice. In the event that NMC materially breaches any provision of this Agreement, Amgen shall have no obligation to continue to offer the terms described herein or pay any further unvested discounts to NMC. [*]. [*].

13. CONFIDENTIALITY. Both Amgen and NMC agree that this Agreement represents and contains confidential information which will not be disclosed to any third party, or otherwise made public, without prior written authorization of the other party, except where such disclosure is contemplated hereunder or required by law or court order. In the event NMC believes it is obligated to disclose any such information as required by law or court order, NMC will provide Amgen with prior written notice and an opportunity to seek a protective order and NMC shall furnish only that portion of the information that its counsel advises is required to be disclosed by law.

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                     FREESTANDING DIALYSIS CENTER AGREEMENT
--------------------------------------------------------------------------------

14. WARRANTIES. Each party represents and warrants to the other that this Agreement (a) has been duly authorized, executed, and delivered by it, (b) constitutes a valid, legal, and binding agreement enforceable against it in accordance with the terms contained herein, and (c) does not conflict with or violate any of its other contractual obligations, expressed or implied, to which it is a party or by which it may be bound. NMC represents and warrants that it has the power to bind National Medical Care, Inc. and the subsidiaries and owned Affiliates listed on Appendix B to the terms contained herein. NMC shall cause each managed Affiliate to be bound by the terms and conditions of this Agreement through the execution of a joinder agreement executed between NMC and each such managed Affiliate.

15. GOVERNING LAW. This Agreement will be governed by the laws of the State of Delaware and the parties submit to the jurisdiction of Delaware courts, both state and federal.

16. NOTICES. Any notice or other communication required or permitted hereunder will be in writing and shall be deemed given or made when delivered in person or when received by the other party sent by U.S. Mail, return receipt requested, at the respective party's address set forth below or at such other address as the party shall have furnished to the other in accordance with this provision.

17. COMPLIANCE WITH HEALTH CARE PRICING AND PATIENT PRIVACY LEGISLATION AND STATUTES. a) Notwithstanding anything contained herein to the contrary, at any time following the enactment of any federal, state, or local law or regulation that materially reforms, modifies, alters, restricts, or otherwise affects the pricing of or reimbursement available for any of the Products, including a reimbursement or use decision by Centers for Medicare and Medicaid Services ("CMS"), either party may initiate good faith negotiations to modify this Agreement. If the parties, after 30 days, are unable to agree upon such a modification (i) either party may terminate this Agreement immediately, or (ii) Amgen may exclude any owned or managed Affiliates from participating in this

     Agreement unless such owned or managed Affiliate(s) certifies in writing that they are, or will be, exempt from the provisions of such enacted law or regulation. Additionally, in order to assure compliance with any existing federal, state or local statute, regulation or ordinance, Amgen reserves the right, in its reasonable discretion, to exclude any owned or managed Affiliates from the pricing, discount, and incentive provisions of this Agreement. In the event there is a future change in Medicare, Medicaid, or other federal or state statutes or regulations or in the interpretation thereof, which renders any of the material terms of this Agreement unlawful or unenforceable, this Agreement shall continue only if amended by the parties as a result of good faith negotiations as necessary to bring the Agreement into compliance with such statute and regulation.

     b) Notwithstanding anything contained herein to the contrary, in order to assure compliance, as determined by either party in its reasonable discretion, with any existing federal, state or local statute, regulation or ordinance relating to patient privacy of medical records, or at any time following the enactment of any federal, state, or local law or regulation relating to patient privacy of medical records that in any manner reforms, modifies, alters, restricts, or otherwise affects any of the data received or to be received in connection with any of the incentives contemplated under this Agreement, either party may upon thirty (30) days' notice, seek to modify this Agreement. NMC and Amgen shall meet and in good faith seek to mutually agree to modify this Agreement to accommodate any such change in law or regulation, [*]. If the parties in good faith determine that such modification is not possible, the parties shall seek to modify the Agreement in another manner acceptable to both parties. If the parties, after a reasonable time, are unable to agree upon such a modification, Amgen shall be entitled to terminate the affected incentive upon thirty
     (30) days' notice or upon the date such change in law or regulation goes into effect, whichever is earlier. [*].

18. INSURANCE AND INDEMNITY. During the Term of this Agreement, Amgen shall insure coverage of its obligations hereunder consistent with Amgen corporate policy through such programs of self-insurance and/or policies of general liability insurance through third-party carriers as Amgen shall determine in its sole discretion. Amgen agrees to indemnify, defend and hold harmless NMC and its respective employees, officers and directors from and against any and all liabilities, losses, claims, or costs, including reasonable attorneys' fees, which result directly from Direct Product (as such term is defined in Section 20 herein) which as of the date of shipment by Amgen: (i) contain defects in material and workmanship, (ii) are adulterated or misbranded within the meaning of applicable provisions of the Federal Food, Drug and Cosmetic Act (the "FDC Act"), or (iii) are prohibited from being introduced into interstate commerce by Section 301 of the FDC Act or Section 351 of the Public Health Service Act; provided that such indemnity shall not apply to claims arising out of the negligent or willful actions or omissions of NMC or its agents, employees, representatives, successors or assigns or due to defects in the Direct Product caused by persons other than Amgen which

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                     FREESTANDING DIALYSIS CENTER AGREEMENT
--------------------------------------------------------------------------------

     result from neglect, misuse, unauthorized adulteration or modification, improper testing, handling or storage or any cause beyond the range of normal usage; and further provided that (a) Amgen is promptly notified in writing of any such claim, (b) Amgen shall have sole control of the defense and settlement thereof, and (c) NMC cooperates fully and gives Amgen all requested information and assistance for such defense. Notwithstanding the foregoing, Amgen shall not be liable for loss of profit or loss of use, incidental or consequential damages arising out of any claim asserted by NMC under this Agreement or otherwise. The preceding paragraph sets forth NMC's sole remedy for claims of Product defect, adulteration or misbranding.

19. MISCELLANEOUS. No modification of this Agreement shall be effective unless made in writing and signed by a duly authorized representative of each party. This Agreement constitutes the entire agreement of the parties pertaining to the subject matter hereof and supersedes all prior written and oral agreements and understandings pertaining hereto including without limitation, any previous or existing contract or amendment for the purchase of Products for use in the treatment of dialysis patients. Neither party shall have the right to assign this Agreement to a third party without the prior written consent of the other party provided, however, that Amgen may assign this Agreement to any of its subsidiaries or affiliates without the written consent of NMC. Neither party shall be liable for delays in performance and nonperformance of this Agreement or any covenant contained herein caused by fire, flood, storm, earthquake or other act of God, war, terrorist acts, rebellion, riot, failure of carriers to furnish transportation, strike, lockout or other labor disturbances, act of government authority, inability to obtain material or equipment, or any other cause of like or different nature beyond the control of such party. However, during any time of nonperformance by Amgen which involves NMC's and Affiliates' inability to obtain sufficient Products to meet NMC's and Affiliates' reasonable dialysis use requirements, the [*] for such nonperformance, [*] and NMC and Affiliates may purchase Products from another supplier. The parties shall execute and deliver all documents, provide all information, and take or refrain from taking action as may be necessary or appropriate to achieve the purposes of this Agreement. This Agreement may be executed in one or more counterparts, each of which is deemed to be an original but all of which taken together constitutes one and the same agreement. Amgen reserves the right to rescind this offer if the parties fail to execute this Agreement within thirty (30) days from the date of its offering.

20. DIRECT PURCHASE OF PRODUCTS. NMC may purchase EPOGEN(R) M20, 20,000U, 1mL vials, NDC 55513-478-10 packaged as ten (10) vials per pack and four (4) packs per case and Aranesp(TM) 25 mcg, 1.0 mL vials, NDC 55513-010-04 packaged as four (4) vials per pack and ten (10) packs per case, 40 mcg,
     1.0 mL vials, NDC 55513-011-04 packaged as four (4) vials per pack and ten
     (10) packs per case, 60 mcg, 1.0 mL vials, NDC 55513-012-04 packaged as four (4) vials per pack and ten (10) packs per case, 100 mcg, 1.0 mL vials, NDC 55513-013-04 packaged as four (4) vials per pack and ten (10) packs per case, and 200 mcg, 1.0 mL vials, NDC 55513-011-04 packaged as one (1) vial per pack and four (4) packs per case, (the "Direct Product") on a direct basis from Amgen in accordance with the terms set forth under Appendix D which is incorporated herein by reference.

     Please retain one fully executed original for your records and return the other fully executed original to Amgen.

     THE PARTIES EXECUTED THIS AMENDMENT AS OF THE DATES SET FORTH BELOW.


     AMGEN USA INC.                                          NATIONAL MEDICAL CARE, INC.

     Signature:     /s/ Michael Narachi                      Signature:    /s/ Ben Lipps
                    ---------------------------------                      ------------------------------
     Print Name:    Michael Narachi                          Print Name:   Ben Lipps
                    ---------------------------------                      ------------------------------
     Print Title:  Vice President and General Manager        Print Title:  President
                   ----------------------------------                      ------------------------------
     Date:         February 14, 2002                         Date:
                   ----------------------------------                      ------------------------------

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                     FREESTANDING DIALYSIS CENTER AGREEMENT
--------------------------------------------------------------------------------

                APPENDIX A: DISCOUNT PRICING, SCHEDULE, AND TERMS

1. PRICING - ARANESP(TM). NMC and Affiliates may purchase Aranesp(TM)through Authorized Wholesalers [*]. [*]. [*].

2. PRICING - EPOGEN(R). NMC and Affiliates may purchase EPOGEN(R) directly from Amgen or through Authorized Wholesalers [*] during the period from the Commencement Date through December 31, 2002 ("CY1"). NMC and Affiliates may purchase EPOGEN(R) directly from Amgen or through Authorized Wholesalers [*] during the period from January 1, 2003 through December 31, 2003 ("CY2"). [*]. [*].

3. BASE SALES FOR 2001. For purposes of calculating growth in CY1, Amgen will compare the [*]. For purposes of calculating growth in CY2, Amgen will compare the [*]. Aggregated Qualified Purchases of EPOGEN(R) for calendar year 2001 shall be calculated [*]. Total aggregate Qualified Purchases for CY1 and CY2 shall be calculated using [*]. [*]

4.   [*].

5. [*] For the period beginning January 1, 2002 and ending March 31, 2002 NMC shall be eligible to receive a [*] if certain data elements are transmitted to Amgen [*]. Beginning April 1, 2002 through the remainder of the Term of the Agreement, the [*]. [*]

6. [*]. NMC may qualify for [*] provided it meets the criteria described below:

     a. CALCULATION: NMC's [*] will be calculated in accordance with the following formula and with the [*] listed below:

                                           [*].
                                                 [*]

     For the purposes of calculating [*], Amgen will incorporate purchases of any newly created facility (but not facilities added through acquisition). [*].

     b. VESTING: Notwithstanding the foregoing, NMC's [*] will vest annually on the [*], and will be paid in accordance with the terms and conditions described above.

7. [*], NMC and Affiliates may qualify for a [*] provided it meets the criteria described below in this Section. [*].

     a.  REQUIREMENTS: In order to qualify for [*], NMC must provide Amgen [*].

     b. CALCULATION: Assuming NMC has fulfilled all requirements as described in Section 7(a) above, the [*] for NMC will be calculated as follows:

         [*].

     c. PAYMENT: The [*] will be calculated on a [*] basis and paid to NMC's corporate headquarters, except as otherwise provided hereunder. [*].

     d. VESTING: Notwithstanding the foregoing, NMC's [*] will vest annually on [*], and will be paid in accordance with the terms and conditions described above.


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                     FREESTANDING DIALYSIS CENTER AGREEMENT
--------------------------------------------------------------------------------


               APPENDIX B: LIST OF NMC SUBSIDIARIES AND AFFILIATES


                                  SUBSIDIARIES:

       Bio-Medical Applications Management Co., Inc. and its subsidiaries

                         Dialysis America, Georgia, LLC.

                                   Erika, Inc.

                   Integrated Renal Care of the Pacific, LLC.

                               Infusion Care, Inc.

                  National Medical Care HomeCare Division, Inc.

                         Renal Research Institute, LLC.

                 SRC Holding Company, Inc. and its subsidiaries

             Everest Healthcare Holdings, Inc. and its subsidiaries

                           Extracorporeal Alliance/CVR

                 Fresenius Medical Care Pharmacy Services, Inc.

                                   AFFILIATES:

                           See Contract List Attached





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                     FREESTANDING DIALYSIS CENTER AGREEMENT
--------------------------------------------------------------------------------


                 APPENDIX C: LIST OF NMC AUTHORIZED WHOLESALERS

      TO ENSURE YOU RECEIVE THE APPROPRIATE DISCOUNT, IT IS IMPORTANT THAT WE HAVE YOUR CURRENT LIST OF AUTHORIZED WHOLESALERS. THE FOLLOWING LIST REPRESENTS THE WHOLESALERS AMGEN CURRENTLY HAS ASSOCIATED WITH YOUR CONTRACT. PLEASE UPDATE THE LIST BY ADDING OR DELETING WHOLESALERS AS NECESSARY.

Bergen Brunswig Corporation
4000 Metropolitan Drive
Orange, CA  92668

J.M. Blanco Inc.
Calle D - Lote No. 21
Guaynabo, PR 00965

Metro Medical Supply, Inc.
3332 Powell Avenue
Nashville, TN 37204

Bellco Drug Corporation
101 East Hoffman Avenue
Lindenhurst, NY 11757


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                APPENDIX D: TERMS FOR PURCHASE OF DIRECT PRODUCT

Pursuant to Section 19 of the Agreement, the terms under which NMC may purchase Products on a direct basis from Amgen are as follows:

1. ORDERS/INVOICES. NMC will transmit orders and receive corresponding invoices via electronic data interchange ("EDI") in

     Orders may be submitted via facsimile, mail, or telephone to the address and telephone/fax numbers listed below. [*].

     [*].

     Amgen Customer Service may be reached at the following address and phone numbers:

                 Amgen USA Inc.

                 CUSTOMER SERVICE DEPARTMENT         FAX 1-800-292-6436
                 One Amgen Center Drive              Tel: 1-800-282-6436
                 Thousand Oaks, CA 91320-1799

2.   SHIPPING, TRANSPORTATION AND CHARGES.  [*].

3.   TITLE AND RISK OF LOSS.  [*].

4. PRICING FOR DIRECT PRODUCT. NMC may purchase Direct Product from Amgen on a direct basis in accordance with Appendix A of the Agreement.

5. TERMS OF PAYMENT. NMC agrees to pay for Direct Product ordered, at terms of [*].

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                APPENDIX E: LIST OF APPROVED DISTRIBUTION CENTERS


Fresenius USA Manufacturing, Inc.
d/b/a Nephromed and affiliates
95 Hayden Avenue
Lexington, MA  92420-9192



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                                                                      EXHIBIT #1

                           SAMPLE CERTIFICATION LETTER



Month X, 2002

FSDC Legal Name
Street Address
City, ST  Zip

RE:  Agreement No. _________________


Dear ____________:

Thank you for your participation in the [*] Incentive Program. In order for us to enroll you, we require that a duly authorized representative of your organization sign the certification below.

Upon receipt of this executed document, we will calculate the value of your incentive. If we do not receive the executed certification, we cannot provide you with this incentive.

If you have any questions regarding this letter please contact me at [*]. Thank you for your assistance in returning this certification.

Sincerely,


[*]


CERTIFICATION:

On behalf of FSDC Legal Name and all eligible Affiliates participating in the [*] Incentive Program under Agreement No. __________ , the undersigned hereby certifies that the [*] data submitted for each eligible Affiliate includes the required [*] results from all dialysis patients of such Affiliate, and does not include [*] results from non-patients. The party executing this document also represents and warrants that it (i) has no reason to believe that the submitted [*] data is incorrect, and (ii) is authorized to make this certification on behalf of all eligible Affiliates submitting [*] data.

FSDC LEGAL NAME

Signature:            _____________________________

Print Name:           _____________________________

Print Title:          _____________________________

Date:                 _____________________________



                                     - 10 -